Exhibit 99.2

 Sensient Technologies Corporation  Third Quarter 2024 Earnings Call  October 25, 2024

 Non-GAAP Financial Measures  2  Within this document, the Company reports certain non-GAAP financial measures, including: (1) adjusted operating income, adjusted net earnings, and adjusted diluted earnings per share, which exclude restructuring and other costs, including the Portfolio Optimization Plan costs, (2) percentage changes in revenue, operating income, and diluted earnings per share on an adjusted local currency basis, which eliminate the effects that result from translating its international operations into U.S. dollars and restructuring and other costs, including the Portfolio Optimization Plan costs, and (3) adjusted EBITDA and adjusted EBITDA Margin (which excludes Portfolio Optimization Plan costs and non-cash share based compensation expense). The Company has included each of these non-GAAP measures in order to provide additional information regarding our underlying operating results and comparable year- over-year performance. Such information is supplemental to information presented in accordance with GAAP and is not intended to represent a presentation in accordance with GAAP. These non-GAAP measures should not be considered in isolation. Rather, they should be considered together with GAAP measures and the rest of the information included in this report. Management internally reviews each of these non-GAAP measures to evaluate performance on a comparative period-to-period basis and to gain additional insight into underlying operating and performance trends, and the Company believes the information can be beneficial to investors for the same purposes. These non-GAAP measures may not be comparable to similarly titled measures used by other companies.

 Forward Looking Statements  2  This document contains statements that may constitute “forward-looking statements” within the meaning of Federal securities laws including under “2024 Financial Outlook”, “Full Year 2024 Group Outlook”, “Long-Term Outlook”, “Consolidated Full Year 2024 Outlook”, and "Business Initiatives and Outlook" in this presentation. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, and other factors concerning the Company’s operations and business environment. Important factors that could cause actual results to differ materially from those suggested by these forward-looking statements and that could adversely affect the Company’s future financial performance include the following: the Company’s ability to manage general business, economic, and capital market conditions, including actions taken by customers in response to such market conditions, and the impact of recessions and economic downturns; the impact of macroeconomic and geopolitical volatility, including inflation and shortages impacting the availability and cost of raw materials, energy, and other supplies, disruptions and delays in the Company’s supply chain, and the conflicts between Russia and Ukraine and Israel and Hamas and other parties in the Middle East; the availability and cost of labor, logistics, and transportation; the pace and nature of new product introductions by the Company and the Company’s customers; the Company’s ability to anticipate and respond to changing consumer preferences and changing technologies; the Company’s ability to successfully implement its growth strategies; the outcome of the Company’s various productivity-improvement and cost-reduction efforts, acquisition and divestiture activities, and Portfolio Optimization Plan; industry, regulatory, legal, and economic factors related to the Company’s domestic and international business; the effects of tariffs, trade barriers, and disputes; growth in markets for products in which the Company competes; industry and customer acceptance of price increases; actions by competitors; the Company’s ability to enhance its innovation efforts and drive cost efficiencies; currency exchange rate fluctuations; and other factors included in “Risk Factors” in the Company's Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents that the Company files with the SEC. The risks and uncertainties identified above are not the only risks the Company faces. Additional risks and uncertainties not presently known to the Company or that it currently believes to be immaterial also may adversely affect the Company. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on our business, financial condition, and results of operations. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date of this presentation. Except to the extent required by applicable laws, the Company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

 Q3 2024 Consolidated Results  5  (1) See appendix for our GAAP to Non-GAAP reconciliations.

 Revenue  Strong volume growth across all product lines in the quarter driven by new wins  Low single-digit pricing  Operating Results  Strong operating leverage in the quarter due to volume growth  Adjusted EBITDA Margin1 for the Group was 22.2% in Q3 2024 and 19.7% in Q3 2023  Color Group Performance  Local Currency1 Results Commentary  Full Year 2024 Group Outlook2  High single-digit local currency revenue1 growth  Strong operating leverage growth to continue in the fourth quarter  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on October 25, 2024, and does not constitute an update or reissuance as of any later date.

 Revenue  Strong volume growth due to new wins  Low single-digit pricing  Operating Results  Operating leverage improved in the quarter due to solid volume growth and select pricing actions  Adjusted EBITDA Margin1 for the Group was 16.4% in Q3 2024 and 16.1% in Q3 2023  Flavors & Extracts Group Performance  Local Currency1 Results Commentary  Full Year 2024 Group Outlook2  High single-digit local currency revenue1 growth  Operating leverage in the fourth quarter to be consistent with third quarter  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on October 25, 2024, and does not constitute an update or reissuance as of any later date.

 Revenue  Volume growth driven by increase in new sales win rate  Low single-digit pricing  Operating Results  Growth driven by higher volumes across the Group in third quarter  Adjusted EBITDA Margin1 for the Group was 23.8% in Q3 2024 and 23.7% in Q3 2023  Asia Pacific Group Performance  Local Currency1 Results Commentary  Full Year 2024 Group Outlook2  High single-digit local currency revenue1 growth  Expect continued strong Adjusted EBITDA Margin1  6  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (2) Represents outlook as of our earnings release provided on October 25, 2024, and does not constitute an update or reissuance as of any later date.

 9  Local Currency Revenue2  Growth rate of mid-single-digit  Local Currency Adjusted EBITDA2  Growth rate of high single-digit  Business Initiatives and Outlook1  Long-Term Outlook  Local Currency Revenue2  Growth rate of high single-digit  Local Currency Adjusted EBITDA2  Growth rate of high single-digit  Local Currency Adjusted EPS2  Growth rate of mid-single-digit  Consolidated Full Year 2024 Outlook  Represents outlook as of our earnings release provided on October 25, 2024, and does not constitute an update or reissuance as of any later date.  See appendix for our GAAP to Non-GAAP reconciliations.

 Innovative Flavor Technologies  SensaMeltsTM  A unique, optimized flavor and color delivery system for use in sweet and savory products subjected to high-heat processes.  Delivers discrete, impactful pockets of flavor and color in the finished product.  TrueboostTM  Products within the portfolio can enhance the mouthfeel of dairy and non-dairy products and reduce sodium and sugar content while mimicking full sodium or sugar taste.  Portfolio of flavor technologies that support natural and clean label claims across sweet, beverage, bakery, and savory.  10

 Q3 2024 Financial Review  12  (1) See appendix for our GAAP to Non-GAAP reconciliations.  (dollars in thousands)  Q3 2023  Q3 2024  Local  Currency Growth1  Revenue  $ 363,829  $ 392,613  +8.6%  Operating Income (GAAP)  $ 44,531  $ 50,520  Operating Margin  12.2%  12.9%  Adjusted Operating Income1  $ 44,531  $ 51,731  +17.1%  Adjusted Operating Margin1  12.2%  13.2%  Diluted EPS (GAAP)  $ 0.75  $ 0.77  Adjusted Diluted EPS1  $ 0.75  $ 0.80  +8.0%  Adjusted EBITDA1  $ 61,820  $ 69,260  +12.8%  Adjusted EBITDA Margin1  17.0%  17.6%  Consolidated Commentary:  Local currency revenue1 increased 8.6%  Q3 2024 results included $1.2 million of Portfolio Optimization Plan costs (approximately 3 cents per share)  Adjusted EBITDA Margin1 improved in the quarter due to strong volume growth across all Groups and select pricing actions

 2024 Cash Flow and Debt Metrics  12  (1) See appendix for our GAAP to Non-GAAP reconciliations.  Q3 2023  YTD  Q3 2024  YTD  Cash Flow from Operations  $ 106.8 million  $ 135.8 million  Capital Expenditures  $ 67.7 million  $ 36.1 million  Total Debt  $ 671.4 million  $ 643.4 million  Net debt to credit adjusted EBITDA1  2.6x  2.4x  Commentary:  Cash flow from operations improved approximately $29 million compared to 2023, due to strong operating income contribution and continued focus on improving our inventory position  Capital expenditures were down approximately $32 million on a year-to-date basis compared to prior year

 2024 Financial Outlook1  14  Metric  Current Guidance  Prior Guidance  Local Currency Revenue2  High single-digit growth  Mid-to high single-digit growth  Local Currency Adjusted EBITDA2  High single-digit growth  Mid-to high single-digit growth  Diluted EPS (GAAP)3  $2.77 to $2.87  $2.77 to $2.87  Local Currency Adjusted Diluted EPS2  Mid-single-digit growth  Mid-single-digit growth  Capital Expenditures  $60 to $65 million  $65 to $70 million  Adjusted Effective Tax Rate  ~ 25%  ~ 25%  Interest Expense  Increase over prior year  Increase over prior year  Represents outlook as of our earnings release provided on October 25, 2024, and does not constitute an update or reissuance as of any later date.  See appendix for our GAAP to Non-GAAP reconciliations.  Diluted EPS (GAAP) includes $0.18/share of Portfolio Optimization Plan costs. Total plan costs are still expected to be approximately $40M.

 Appendix1  (1) Amounts in thousands, except percentages and per share amounts.

 Non-GAAP Financial Measures  20   2024   2023   % Change   Operating income (GAAP)  $ 50,520  $ 44,531  13.4%  Portfolio Optimization Plan costs – Cost of products sold  209  -  Portfolio Optimization Plan costs – Selling and administrative expenses   1,002   -  Adjusted operating income   $ 51,731   $ 44,531  16.2%  Net earnings (GAAP)  $ 32,690  $ 31,543  3.6%  Portfolio Optimization Plan costs, before tax  1,211  -  Tax impact of Portfolio Optimization Plan costs(1)   (17)  -  Adjusted net earnings   $ 33,884   $ 31,543  7.4%  Diluted earnings per share (GAAP)  $ 0.77  $ 0.75  2.7%  Portfolio Optimization Plan costs, net of tax   0.03   -  Adjusted diluted earnings per share   $ 0.80   $ 0.75  6.7%  Note: Earnings per share calculations may not foot due to rounding differences.  (1) Tax impact adjustments were determined based on the nature of the underlying non-GAAP adjustments and their relevant jurisdictional tax rates.   Three Months Ended September 30,

 Non-GAAP Financial Measures  20  Revenue Total   Foreign  Exchange   Rates   Adjustments(1)  Adjusted  Local   Currency   Flavors & Extracts 6.4%  (0.4%)  N/A  6.8%  Color 11.8%  (1.2%)  N/A  13.0%  Asia Pacific 13.6%  0.2%  N/A  13.4%  Total Revenue 7.9%  (0.7%)  N/A  8.6%  Operating Income  Flavors & Extracts 12.1%  (0.7%)  0.0%  12.8%  Color 30.0%  (0.9%)  0.0%  30.9%  Asia Pacific 15.0%  (0.3%)  0.0%  15.3%  Corporate & Other 51.1%  0.1%  12.6%  38.4%  Total Operating Income 13.4%  (1.0%)  (2.7%)  17.1%  Diluted Earnings Per Share 2.7%  (1.3%)  (4.0%)  8.0%  Adjusted EBITDA 12.0%  (0.8%)  N/A  12.8%  (1) Adjustments consist of Portfolio Optimization Plan costs.  Three Months Ended September 30, 2024

 Non-GAAP Financial Measures  20  Three Months Ended September 30, 2024  Revenue   Total   Foreign   Exchange Rates    Local Currency   Flavors, Extracts, and Flavor Ingredients  3.4%  (0.6%)  4.0%  Natural Ingredients  12.0%  0.0%  12.0%  Flavors & Extracts Group  6.4%  (0.4%)  6.8%  Food and Pharmaceutical  10.4%  (1.2%)  11.6%  Personal Care  16.1%  (0.8%)  16.9%  Color Group  11.8%  (1.2%)  13.0%  Asia Pacific  13.6%  0.2%  13.4%  Total revenue  7.9%  (0.7%)  8.6%

 Non-GAAP Financial Measures  Results by Segment  Operating Income  Adjusted  Adjusted   2024   Adjustments(1)   2024    2023   Adjustments(1)   2023   Flavors & Extracts  $ 25,862  $ -  $ 25,862  $ 23,078  $ - $ 23,078  Color  29,806  -  29,806  22,925  - 22,925  Asia Pacific  9,307  -  9,307  8,095  - 8,095  Corporate & Other   (14,455)   1,211    (13,244)   (9,567)   - (9,567)  Consolidated   $ 50,520    $ 1,211    $ 51,731    $ 44,531    $ - $ 44,531    Three Months Ended September 30,   (1) Adjustments consist of Portfolio Optimization Plan costs.  20

 Non-GAAP Financial Measures  20  Flavors & Extracts Group   2024    2023   Operating Income (GAAP)  $ 25,862  $ 23,078  Depreciation and amortization   7,576    7,657   Adjusted EBITDA   $ 33,438    $ 30,735   Segment Revenue  $  203,279  $  190,997  Operating Income Margin (GAAP)  12.7%  12.1%  Adjusted EBITDA Margin  16.4%  16.1%   Three Months Ended September 30,

 Non-GAAP Financial Measures  20  Color Group   2024    2023   Operating Income (GAAP)  $ 29,806  $ 22,925  Depreciation and amortization   6,236    5,615   Adjusted EBITDA   $ 36,042    $ 28,540   Segment Revenue  $  162,080  $  144,939  Operating Income Margin (GAAP)  18.4%  15.8%  Adjusted EBITDA Margin  22.2%  19.7%   Three Months Ended September 30,

 Non-GAAP Financial Measures  20  Asia Pacific Group   2024    2023   Operating Income (GAAP)  $ 9,307  $ 8,095  Depreciation and amortization   623    617   Adjusted EBITDA   $ 9,930    $ 8,712   Segment Revenue  $  41,778  $  36,774  Operating Income Margin (GAAP)  22.3%  22.0%  Adjusted EBITDA Margin  23.8%  23.7%   Three Months Ended September 30,

 Non-GAAP Financial Measures  20   2024    2023    % Change   Operating Income (GAAP)  $ 50,520  $ 44,531  13.4%  Depreciation and amortization  15,460  14,770  Share-based compensation expense  2,069  2,519  Portfolio Optimization Plan costs, before tax   1,211    -   Adjusted EBITDA   $ 69,260    $ 61,820    12.0%  Total Revenue  $ 392,613  $ 363,829  Operating Income Margin (GAAP)  12.9%  12.2%  Adjusted EBITDA Margin  17.6%  17.0%  Three Months Ended September 30,

 Non-GAAP Financial Measures  20  Debt   2024    2023   Short-term borrowings  $ 17,811  $ 22,807  Long-term debt  625,627  648,556  Credit Agreement adjustments(1)   (22,633)   (19,463)  Net Debt   $ 620,805    $ 651,900   Operating income (GAAP)  $ 157,646  $ 188,185  Depreciation and amortization  59,645  56,565  Share-based compensation expense  8,628  10,947  Portfolio Optimization Plan costs, before tax  33,616  -  Other non-operating gains(2)   (998)   (3,783)  Credit Adjusted EBITDA   $ 258,537    $ 251,914   Net Debt to Credit Adjusted EBITDA  2.4x  2.6x  (1) Adjustments include cash and cash equivalents, as described in the Company's Third Amended and Restated Credit Agreement (Credit Agreement), and certain letters of credit and hedge contracts.  (2) Adjustments consist of certain financing transaction costs, certain non-financing interest items, and gains and losses related to certain non-cash, non-operating, and/or non-recurring items as described in the Credit Agreement.   September 30,